UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2021

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

 (Former Name of Registrant)

Nevada	00135384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

48 South Service Road

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 12, 2021, Data Storage Corporation (the “Company”) entered into an Amendment (the “Amendment”) to that certain Agreement and Plan of Merger (“Merger Agreement”) by and among the Company, the Company’s wholly-owned subsidiary Data Storage FL, LLC, Flagship Solutions, LLC (“Flagship”) and the owners of the issued and outstanding equity interests in Flagship to clarify that in the event that Flagship’s valuation, as calculated based on its 2020 Audit, is less than $10,500,000, the Company will pay the Flagship equity holders, in shares of the Company’s common stock, the amount by which Flagship’s valuation as calculated based on its 2019, 2020 and 2021 Audit (subject to a maximum valuation of $10,500,000), exceeds the sum of $5,550,000 and the shares of merger consideration to be paid to the equity holders at the closing of the merger.

The foregoing description of the terms of the Merger Agreement, as amended, is qualified in its entirety by reference to the provisions of such Merger Agreement and Amendment, which are attached hereto as Exhibits 10.1 and 10.2, and incorporated herein by reference.

Exhibit No.	Description of Exhibit

10.1	Agreement and Plan of Merger by and between Data Storage Corporation, Data Storage FL, LLC, Flagship Solutions, LLC, and the owners of Equity Interests (as defined therein) dated February 4, 2021 (Incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on February 10, 2021 (File Number 001-35384)

10.2	Amendment, dated February 12, 2021, to the Agreement and Plan of Merger by and between Data Storage Corporation, Data Storage FL, LLC, Flagship Solutions, LLC, and the owners of Equity Interests (as defined therein) dated February 4, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA STORAGE CORPORATION

Date: February 16, 2021	By:	/s/ Charles M. Piluso
Charles M. Piluso
Chief Executive Officer

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